EXHIBIT 99.1

FIRST QUARTER 2005

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company/Other Corporate Data	5
• Board of Directors/Executive Officers	6
• Equity Research Coverage/Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary/Acquisitions/Property Sales	9
• Financing Activity/Dividends/Leasing Information	10-11
• Leasing Information/Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14-16
• Select Financial Ratios	17
• Debt Analysis:
• Debt Breakdown/Future Repayments	18
• Debt Maturities	19
• Debt Detail	20

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	22
• Consolidated Balance Sheets	23
• Consolidated Statement of Changes in Stockholders’ Equity	24
• Statements of Funds from Operations	25
• Statements of Funds from Operations Per Diluted Share	26
• Reconciliation of Basic-to-Diluted Shares/Units	27

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions	29
• Acquisition Property Profiles	30-31
• Summary of Land Parcels	32
• Rental Property Sales/Rental Property Held for Sale	33

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	35-37
• Market Diversification (MSA’s)	38
• Industry Diversification (Top 30 Tenant Industries)	39
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	40
(b) Square Footage	41
(c) Base Rental Revenue	42
(d) Percentage Leased	43
• Consolidated Property Listing (by Property Type)	44-53
• Significant Tenants (Top 50 Tenants)	54-55
• Schedules of Lease Expirations (by Property Type)	56-61

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•	changes in the general economic climate; conditions, including those affecting industries in which the Company’s principal tenants compete;

•	any failure of the general economy to recover from the current economic downturn;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•	the availability of financing;

•	changes in governmental regulation, tax rates and similar matters; and

•

other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, which are incorporated herein by reference. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

I.	COMPANY BACKGROUND

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

I. COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $5.3 billion at March 31, 2005. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 270 properties, primarily class A office and office/flex buildings, totaling approximately 30.4 million square feet, serving as home to approximately 2,100 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 8.5 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary

(as of March 31, 2005)

Corporate Headquarters	Cranford, New Jersey
Fiscal Year-End	12/31
Total Properties	270
Total Square Feet	30.4 million square feet
Geographic Diversity	Seven states and the District of Columbia
New Jersey Presence	19.1 million square feet
Northeast Presence	28.1 million square feet
Common Shares and
Units Outstanding	75.4 million
Dividend-- Quarter/Annualized	$0.63/$2.52
Dividend Yield	6.0%
Total Market Capitalization	$5.3 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Nathan Gantcher	Vincent Tese
Martin D. Gruss	Robert F. Weinberg
Mitchell E. Hersh	Roy J. Zuckerberg
David S. Mack

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Equity Research Coverage

Banc of America Securities, LLC John P. Kim / Ross Nussbaum (212) 847-5761 / (212) 847-5668	Morgan Stanley Dean Witter Gregory Whyte (212) 761-6331
Bear, Stearns & Co., Inc. Ross Smotrich (212) 272-8046	Prudential Equity Group James Sullivan (212) 778-2515
Deutsche Bank-North America Louis Taylor / Christopher A. Capolongo (212) 250-4912 / (212) 250-7726	Ryan Beck & Co Sheila K. McGrath (973) 549-4084
Goldman Sachs Carey Callaghan (212) 902-4351	Smith Barney Citigroup Jonathan Litt (212) 816-0231
Green Street Advisors Jim Sullivan / Michael Knott (949) 640-8780	Wachovia Securities Christopher Haley (443) 263-6773
Lehman Brothers David Harris / David Shulman (212) 526-1790 / (212) 526-3413

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
11 Commerce Drive
Cranford, New Jersey 07016-3599
Phone: (908) 272-8000	Web: www.mack-cali.com
Fax: (908) 272-6755	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

II. FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

II. FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Net income available to common shareholders for the first quarter 2005 equaled $22.4 million, or $0.36 per share, versus $26.3 million, or $0.44 per share, for the same quarter last year.

Funds from operations (FFO) available to common shareholders for the quarter ended March 31, 2005 amounted to $67.1 million, or $0.89 per share, versus $64.9 million, or $0.87 per share, for the quarter ended March 31, 2004.

Total revenues for the first quarter 2005 increased 9.8 percent to $153.4 million as compared to $139.7 million for the same quarter last year.

All per share amounts presented above are on a diluted basis.

The Company had 61,514,061 shares of common stock, 10,000 shares of 8 percent cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), 7,657,428 common operating partnership units and 215,018 of $1,000-face-value preferred operating partnership units outstanding as of March 31, 2005.

The outstanding preferred units are convertible into 6,205,425 common operating partnership units. Assuming conversion of all preferred units into common units, the Company had a total of 75,376,914 shares/common units outstanding at March 31, 2005.

As of March 31, 2005, the Company had total indebtedness of approximately $2.0 billion, with a weighted average annual interest rate of 5.98 percent. The Company had a total market capitalization of $5.3 billion and a debt-to-undepreciated assets ratio of 42.5 percent at March 31, 2005. The Company had an interest coverage ratio of 3.4 times for the quarter ended March 31, 2005.

Acquisitions

In March, the Company announced several acquisitions, as follows:

•

The Company completed the acquisition of all the interests in 101 Hudson Street, a 1.2 million square-foot class A office tower on the Jersey City waterfront. The 42-story building was purchased for $329 million.

•

The Company acquired the remaining 37.5 percent interests in One River Centre, a three-building, class A office complex totaling 460,000 square feet located in Middletown, New Jersey, giving the Company a 100 percent ownership interest in the complex. The interests were acquired for $10.5 million.

•

The Company acquired a 350,000 square-foot class A office building in Holmdel, New Jersey and simultaneously leased the entire building to Vonage USA for its corporate headquarters. The two-story building was acquired for $23.75 million.

Property Sales

In February, the Company completed several property sales, as follows:

•	The Company sold the Brandeis Building, a 318,224 square-foot office building in Omaha, Nebraska. The building, which was 13 percent leased, was sold for $8.7 million;

•

The Company sold its remaining, wholly-owned Texas property, 1122 North Alma Road, an 82,576 square foot office building in Richardson, for approximately $2.1 million. The vacant building was the last of three buildings sold in a transaction announced by the Company in November; and

•	The Company sold its 75,668 square foot office property located at 3 Skyline Drive in Hawthorne, New York for approximately $9.6 million.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Financing Activity

In January, the Company’s operating partnership, Mack-Cali Realty, L.P., completed the sale of $150 million of 10-year senior unsecured notes. The 5.125 percent notes are due January 15, 2015. The proceeds from the issuance of approximately $148.1 million were used primarily to repay outstanding borrowings under the Company's unsecured credit facility.

More recently, in April, the Company’s operating partnership, Mack-Cali Realty, L.P., completed the sale of $150 million of five-year senior unsecured notes. The 5.05 percent notes are due April 15, 2010. The proceeds from the issuance of $148.8 million were used to repay outstanding borrowings under the Company’s unsecured credit facility.

Dividends

In March, the Company’s Board of Directors declared a cash dividend of $0.63 per common share (indicating an annual rate of $2.52 per common share) for the first quarter 2005, which was paid on April 18, 2005 to shareholders of record as of April 5, 2005.

The Board also declared a cash dividend on its 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period January 15, 2005 through April 14, 2005. The dividend was paid on April 15, 2005 to shareholders of record as of April 5, 2005.

Leasing Information

Mack-Cali’s consolidated in-service portfolio was 91.1 percent leased at March 31, 2005, compared to 91.2 percent leased at December 31, 2004.

For the quarter ended March 31, 2005, the Company executed 185 leases totaling 1,336,037 square feet, consisting of 1,064,055 square feet of office space and 271,982 square feet of office/flex space. Of these totals, 767,500 square feet were for new leases and 568,537 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

•

Vonage USA, Inc., a New Jersey-based provider of broadband voice over Internet protocol (VOIP) services, leased the entire 350,000 square foot office building at 23 Main Street in Holmdel, New Jersey, which the Company acquired in the first quarter, for a term of 12 years and five months. Vonage will initially occupy approximately 262,500 square feet of the building, then occupy the balance approximately one year later, after the expiration of short-term leasebacks by the building’s seller.

•

Dassault Falcon Jet Corp., a subsidiary of aircraft manufacturer Dassault Aviation, signed a lease for 114,042 square feet at Mack-Cali Airport in Little Ferry, New Jersey. The transaction represents a 19,467 square-foot expansion for 16 years and a renewal of 94,575 square feet for 10 years. The 286,628 square foot office building is 95.4 percent leased.

•

IXIS North America, Inc. leased two full floors totaling 71,681 square feet at Harborside Financial Center Plaza 5 in Jersey City, New Jersey. The firm, which along with its subsidiaries makes up the US capital markets arm of IXIS Corporate & Investment Bank, will initially occupy 55,198 square feet for a 15-year term and the balance of the space five years after lease commencement. The 977,225 square-foot Harborside Financial Center Plaza 5 is 87 percent leased.

•

Science Applications International Corporation (SAIC), a research and engineering company, signed a new, five-year lease for 44,988 square feet at One River Centre, Building Two in Middletown, New Jersey. The 120,360 square-foot office building is 100 percent leased.

•

The Artina Group, Inc., a manufacturer of software compatible forms for business printing, signed a lease for 26,471 square feet at 250 Clearbrook Road in Elmsford, New York. The transaction represents an expansion of 4,330 square feet for eight years and a renewal of 22,141 square feet for three years. 250 Clearbrook Road, located at Cross Westchester Executive Park, is a 155,000 square-foot office/flex building that is 97.3 percent leased.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

•	HQ Global Workplaces, Inc., a provider of temporary office suites, leased 22,279 square feet at Harborside Financial Center Plaza 5 for 10 years.

•

Cisco Systems, Inc., a supplier of networking equipment and network management for the Internet, signed a new, 10-year lease for 20,000 square feet at 1340 Campus Parkway in Wall Township, New Jersey. The 72,502 square-foot office/flex building, located at Monmouth Shores Corporate Park, is 94.9 percent leased.

•

Nationwide Mutual Insurance Company, an insurance and financial services provider, leased 17,592 square feet for five years at 565 Taxter Road in Elmsford, New York. The transaction consisted of a 16,362 square-foot renewal and an expansion of 1,230 square feet. The 170,554 square-foot office building is 90.1 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 26.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Key Financial Data

As of or for the three months ended

	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04

Shares and Units:

Common Shares Outstanding	61,514,061	61,038,875	60,730,128	60,606,543	60,401,346

Common Units Outstanding (a)	13,862,853	13,821,872	13,984,785	13,994,173	13,994,923

Combined Shares and Units	75,376,914	74,860,747	74,714,913	74,600,716	74,396,269

Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000

Weighted Average- Basic (b)	68,806,982	68,386,099	68,280,284	68,177,358	67,594,169

Weighted Average- Diluted (c)	75,478,219	75,248,216	75,046,302	74,825,319	74,481,471

Common Share Price ($’s):

At the end of the period	42.35	46.03	44.30	41.38	44.91

High during period	45.97	47.01	46.08	45.31	45.00

Low during period	41.53	42.44	39.70	34.16	39.07

Market Capitalization:

($’s in thousands, except ratios)

Market Value of Equity (d)	3,217,212	3,481,943	3,334,871	3,111,978	3,366,136

Total Debt	2,048,936	1,702,300	1,695,742	1,694,500	1,559,769

Total Market Capitalization	5,266,148	5,184,243	5,030,613	4,806,478	4,925,905

Total Debt/ Total Market Capitalization	38.91%	32.84%	33.71%	35.25%	31.66%

Financials:

($’s in thousands, except ratios and per share amounts)

Total Assets	4,193,212	3,850,165	3,810,106	3,820,851	3,694,491

Gross Book Value of Real Estate Assets	4,484,353	4,181,641	4,048,101	4,094,340	3,970,656

Total Liabilities	2,236,272	1,877,096	1,844,952	1,848,902	1,706,081

Total Minority Interests	417,069	427,958	422,053	423,566	426,462

Total Stockholders’ Equity	1,539,871	1,545,111	1,543,101	1,548,383	1,561,948

Total Revenues	153,449	149,451	148,010	142,033	139,738

Capitalized Interest	1,237	1,107	969	930	914

Scheduled Principal Payments	5,442	5,068	6,907	2,626	1,178

Interest Coverage Ratio	3.36	3.54	3.55	3.53	3.22

Fixed Charge Coverage Ratio	2.41	2.53	2.44	2.72	2.63

Net Income	22,943	30,762	28,617	16,252	26,823

Net Income Available to Common Shareholders	22,443	30,262	28,117	15,752	26,323

Earnings per Share—diluted	0.36	0.49	0.46	0.26	0.44

FFO per Share—diluted (e)	0.89	0.90	0.93	0.90	0.87

Dividends Declared per Share	0.63	0.63	0.63	0.63	0.63

FFO Payout Ratio—diluted (e)	70.89%	69.81%	67.83%	69.79%	72.26%

Portfolio Size:

Properties	270	273	268	270	263

Total Square Footage	30,400,942	29,579,127	29,583,133	30,048,257	28,257,543

Sq. Ft. Leased at End of Period (f)	91.1%	91.2%	92.9%	92.2%	91.1%

(a) Includes preferred units on a converted basis into common units.
(b) Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(c) Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).

(d)	Includes preferred units on a converted basis into common units and minority interests in partially-owned properties.
(e)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(f)

Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any). Excluded from percentage leased at December 31, 2004, September 30, 2004 and June 30, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 12.7, 68.9 and 71.1 percent leased at December 31, 2004, September 30, 2004 and June 30, 2004, respectively and sold on February 4, 2005.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Same Store Results and Analysis (a)

(dollars in thousands)

	For the three months ended March 31,			%
	2005	2004	Change	Change

Total Property Revenues	$140,405	$137,433	$ 2,972	2.2

Real Estate Taxes	17,485	16,313	1,172	7.2

Utilities	11,505	11,074	431	3.9

Operating Services	19,403	17,069	2,334	13.7

Total Property Expenses:	48,393	44,456	3,937	8.9

GAAP Net Operating Income	92,012	92,977	(965)	(1.0)

Less: straight-lining of rents adj.	2,054	2,664	(610)	(22.9)

Net Operating Income	$ 89,958	$ 90,313	$ (355)	(0.4)

Percentage Leased at Period End	92.6%	91.8%

Total Properties:	248

Total Square Footage:	25,386,049

(a) Excludes three properties identified as held for sale as of March 31, 2005.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %

Office Properties:

G&G Martco	Convention Plaza	1	San Francisco, CA	85.5%	305,618	50.0%

Office/Flex Properties:

Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	37.9%	232,000	50.0%

Mixed-Use:

Meadowlands Mills/Mack-Cali, LP	Meadowlands Xanadu (a)	n/a	East Rutherford, NJ	n/a	n/a	20.0%

Hotel:

Harborside South Pier	Hyatt Regency South Pier	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:

Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	--	Jersey City, NJ	n/a	n/a	50.0%

(a)

The venture is developing a family entertainment and recreation complex with an office and hotel component to be built at the Meadowlands sports complex in East Rutherford, New Jersey (“Meadowlands Xanadu”). Meadowlands Xanadu’s approximately 4.76 million-square-foot complex is expected to feature a family entertainment destination comprising three themed zones: sports/recreation, children’s activities and fashion, in addition to four office buildings, aggregating approximately 1.8 million square feet, and a 520-room hotel.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of March 31, 2005 and December 31, 2004:

	March 31, 2005

	Meadowlands Xanadu	HPMC	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Combined Total

Assets:
Rental property, net	$ 248,620	--	$ 8,624	$ 12,474	$ 12,913	--	$ 78,293	$ 360,924
Other assets	52,063	--	5,185	1,490	1,445	--	10,254	70,437

Total assets	$ 300,683	--	$ 13,809	$ 13,964	$ 14,358	--	$ 88,547	$ 431,361

Liabilities and partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	--	$ 43,880	--	$ 14,936	--	$ 64,153	$ 122,969
Other liabilities	$ 2,110	--	936	$ 1,360	371	--	2,947	7,724
Partners’/members’ capital (deficit)	298,573	--	(31,007)	12,604	(949)	--	21,447	300,668

Total liabilities and partners’/ members’ capital (deficit)	$ 300,683	--	$ 13,809	$ 13,964	$ 14,358	--	$ 88,547	$ 431,361

Company’s net investment in unconsolidated
joint ventures, net	$ 32,606	--	$ 6,990	$ 6,220	--	--	$ 13,228	$ 59,044

	December 31, 2004

	Meadowlands Xanadu	HPMC	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Combined Total

Assets:
Rental property, net	$ 235,254	--	$ 8,571	$ 12,629	$ 13,030	$ 11,256	$ 79,721	$ 360,461
Other assets	1,420	--	4,589	1,463	1,559	539	12,034	21,604

Total assets	$ 236,674	--	$ 13,160	$ 14,092	$ 14,589	$ 11,795	$ 91,755	$ 382,065

Liabilities and partners’/ member’s capital (deficit):
Mortgages, loans payable and other obligations	--	--	$ 43,236	--	$ 14,936	--	$ 66,191	$ 124,363
Other liabilities	$ 8,205	--	963	$ 1,376	334	$ 670	4,006	15,554
Partners’/members’ capital (deficit)	228,469	--	(31,039)	12,716	(681)	11,125	21,558	242,148

Total liabilities and partners’/ member’s capital (deficit)	$ 236,674	--	$ 13,160	$ 14,092	$ 14,589	$ 11,795	$ 91,755	$ 382,065

Company’s net investment in unconsolidated
joint ventures, net	$ 17,359	--	$ 7,157	$ 6,279	--	$ 2,664	$ 13,284	$ 46,743

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended March 31, 2005 and 2004:

	Three Months Ended March 31, 2005

	Meadowlands Xanadu	HPMC	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total

Total revenues	--	--	$ 1,581	$ 76	$ 368	$ 405	$ 6,729		$ 9,159
Operating and other expenses	--	--	(830)	(34)	(318)	(397)	(4,532)		(6,111)
Depreciation and amortization	--	--	(255)	(154)	(156)	(160)	(1,594)		(2,319)
Interest expense	--	--	(463)	--	(162)	--	(714)		(1,339)

Net income	--	--	$ 33	$ (112)	$ (268)	$ (152)	$ (111)		$ (610)

Company’s equity in earnings (loss) of
unconsolidated joint ventures	--	--	$ (167)	$ (59)	--	$ (30)	$ (56)	$ 35	$ (277)

	Three Months Ended March 31, 2004

	Meadowlands Xanadu	HPMC	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total

Total revenues	--	$ 75	$ 1,926	$ 65	$ 104	$ 776	$ 5,710		$ 8,656
Operating and other expenses	--	(166)	(901)	(48)	(251)	(576)	(4,154)		(6,096)
Depreciation and amortization	--	--	(279)	(154)	(139)	(244)	(1,546)		(2,362)
Interest expense	--	--	(287)	--	(107)	--	(551)		(945)

Net income	--	$ (91)	$ 459	$ (137)	$ (393)	$ (44)	$ (541)		$ (747)

Company’s equity in earnings (loss) of
unconsolidated joint ventures	--	$ 521	$ 229	$ (69)	$ (225)	$ (9)	$ (270)	$ (20)	$ 157

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Select Financial Ratios

Ratios Computed For Industry	March 31,
Comparisons:	2005	2004

Financial Position Ratios:

Total Debt/ Total Book Capitalization (Book value) (%)	48.86%	42.22%

Total Debt/ Total Market Capitalization (Market value) (%)	38.91%	31.66%

Total Debt/ Total Undepreciated Assets (%)	42.49%	36.55%

Secured Debt/ Total Undepreciated Assets (%)	11.58%	11.70%

	Three Months Ended March 31,
	2005	2004

Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.36	3.22

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	2.82	3.10

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.41	2.63

FFO Payout (Dividends Declared/Funds from Operations) (%)	70.89%	72.26%

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Debt Analysis

(as of March 31, 2005)

Debt Breakdown

(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)	Weighted Average Maturity in Years

Fixed Rate Unsecured Notes	$ 1,180,396	57.61%	6.61%	6.78

Fixed Rate Secured Debt and Other Obligations	558,540	27.26%	6.11%	2.53

Variable Rate Unsecured Debt	310,000	15.13%	3.32%	2.65

Totals/Weighted Average:	$ 2,048,936	100.00%	5.98%	5.00

Future Repayments

(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)

2005	$ 18,045	$ 148,738	$ 166,783	6.50%

2006	17,446	144,642	162,088	7.10%

2007	16,591	319,364	335,955	3.50%

2008	16,434	--	16,434	4.95%
2009	5,206	300,000	305,206	7.45%
Thereafter	3,633	1,066,143	1,069,776	6.11%

Sub-total	77,355	1,978,887	2,056,242	5.98%

Adjustment for unamortized debt discount/premium, net, as of March 31, 2005	(7,306)	--	(7,306)	--

Totals/Weighted Average:	$ 70,049	$ 1,978,887	$ 2,048,936	5.98%

(a)	Actual weighted average LIBOR contract rates relating to the Company’s outstanding debt as of March 31, 2005 of 2.81 percent was used in calculating revolving credit facility.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Debt Maturities

(dollars in thousands)

	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	TOTALS

Secured Debt:

Mack-Cali Centre VI	$ 35,000											$ 35,000

Mack-Cali Bridgewater I	23,000											23,000

Mack-Cali Woodbridge II	17,500											17,500

Mack-Cali Short Hills	22,089											22,089

One River Centre	45,490											45,490

500 West Putnam Ave	5,660											5,660

Harborside Financial Center - Plazas 2 & 3		$ 144,642										144,642

Mack-Cali Airport			$ 9,364									9,364

Prudential Portfolio						$ 150,000						150,000

2200 Renaissance Boulevard								$ 15,234				15,234

Soundview Plaza									$ 14,889			14,889

Total Secured Debt:	$ 148,739	$ 144,642	$ 9,364	$ --	$ --	$ 150,000	$ --	$ 15,234	$ 14,889	$ --	$ --	$ 482,868

Unsecured Debt:

Unsecured credit facility			$ 310,000									$ 310,000

7.250% unsecured notes due 3/09					$ 300,000							300,000

7.835% unsecured notes due 12/10						$ 15,000						15,000
7.750% unsecured notes due 2/11							$ 300,000					300,000
6.150% unsecured notes due 12/12								$ 94,914				94,914
5.820% unsecured notes due 3/13									$ 26,105			26,105
4.600% unsecured notes due 6/13									100,000			100,000
5.125% unsecured notes due 2/14										$ 200,000		200,000
5.125% unsecured notes due 1/15											$ 150,000	150,000

Total Unsecured Debt:	$ --	$ --	$ 310,000	$ --	$ 300,000	$ 15,000	$ 300,000	$ 94,914	$ 126,105	$ 200,000	$ 150,000	$ 1,496,019

Total Debt:	$ 148,739	$ 144,642	$ 319,364	$ --	$ 300,000	$ 165,000	$ 300,000	$ 110,148	$ 140,994	$ 200,000	$ 150,000	$ 1,978,887

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Debt Detail

(dollars in thousands)

		Effective	Principal Balance at
Property Name	Lender	Interest Rate	March 31, 2005	December 31, 2004	Date of Maturity

Senior Unsecured Notes: (a)
7.250%, $300,000 Face Amount Notes	public debt	7.490%	$ 299,070	$ 299,012	03/15/09
7.835%, $15,000 Face Amount Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, $300,000 Face Amount Notes	public debt	7.930%	298,992	298,948	02/15/11
6.150%, $94,914 Face Amount Notes	public debt	6.894%	91,121	90,998	12/15/12
5.820%, $26,105 Face Amount Notes	public debt	6.448%	25,226	25,199	03/15/13
4.600%, $100,000 Face Amount Notes	public debt	4.742%	99,765	99,758	06/15/13
5.125%, $200,000 Face Amount Notes	public debt	5.110%	202,127	202,187	02/15/14
5.125% $150,000 Face Amount Notes	public debt	5.297%	149,095	--	01/15/15

Total Senior Unsecured Notes:			$ 1,180,396	$ 1,031,102

    Revolving Credit Facilities:

2004 Unsecured Facility (b)	27 Lenders	LIBOR+0.650%	$ 310,000	$ 107,000	11/23/07

Total Revolving Credit Facilities:			$ 310,000	$ 107,000

    Property Mortgages: (c)

Mack-Cali Centre VI (d)	Principal Life Insurance Co.	6.865%	$ 35,000	$ 35,000	--
One River Center (e)	New York Life Ins. Co.	5.500%	45,490	45,490	--
Mack-Cali Bridgewater I	New York Life Ins. Co.	7.000%	23,000	23,000	09/10/05
Mack-Cali Woodbridge II	New York Life Ins. Co.	7.500%	17,500	17,500	09/10/05
Mack-Cali Short Hills	Prudential Insurance Co.	7.740%	22,560	22,789	10/01/05
500 West Putnam Avenue	New York Life Ins. Co.	6.520%	6,240	6,500	10/10/05
Harborside - Plazas 2 and 3	Northwestern/Principal	7.367%	148,298	149,473	01/01/06
Mack-Cali Airport	Allstate Life Insurance Co.	7.050%	9,802	9,852	04/01/07
Various (f)	Prudential Insurance Co.	4.841%	150,000	150,000	01/15/10
2200 Renaissance Boulevard	TIAA	5.888%	18,427	18,509	12/01/12
Soundview Plaza	TIAA	6.015%	18,721	18,816	01/01/13
Assumed Obligations	n/a	4.842%	63,502	67,269	05/01/09	(g)

Total Mortgages, Loans Payable and Other Obligations:			$ 558,540	$ 564,198

Total Debt:			$ 2,048,936	$ 1,702,300

(a)

Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b) Total borrowing capacity under this facility is $600 million.
(c)

Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d) On April 29, 2005, the Company repaid this mortgage loan at par, using borrowings under the 2004 Unsecured Facility.
(e) On April 1, 2005, the Company repaid this mortgage loan at par, using borrowings under the 2004 Unsecured Facility.
(f) Mortgage is collateralized by seven properties.
(g) The obligations mature at various times between May 2006 and May 2009.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statements of Operations

(in thousands, except per share amounts)

	(unaudited) Three Months Ended March 31,
Revenues	2005	2004

Base Rents	$ 133,141	$ 121,068
Escalations and recoveries from tenants	18,412	15,197
Parking and other	1,896	3,473

Total revenues	153,449	139,738

Expenses

Real estate taxes	19,117	16,358
Utilities	11,949	11,033
Operating services	21,378	17,336
General and administrative	7,427	6,397
Depreciation and amortization	35,807	29,714
Interest expense	28,398	29,037
Interest income	(64)	(720)

Total expenses	124,012	109,155

Income from continuing operations before minority interests and equity in earnings of unconsolidated joint ventures	29,437	30,583
Minority interest of Operating Partnership	(6,674)	(6,928)
Minority interest in consolidated joint ventures	(74)	--
Equity in earnings of unconsolidated joint ventures (net of minority interest), net	(277)	157
Gain on sale of investment in unconsolidated joint ventures (net of minority interest)	31	637

Income from continuing operations	22,443	24,449
Discontinued operations (net of minority interest):
Income from discontinued operations	1,298	2,374
Realized gains (losses) and unrealized losses on disposition of rental property, net	(798)	--

Total discontinued operations, net	500	2,374

Net income	22,943	26,823
Preferred stock dividends	(500)	(500)

Net income available to common shareholders	$ 22,443	$ 26,323

Basic earnings per common share:
Income from continuing operations	$ 0.36	$ 0.40
Discontinued operations	0.01	0.04

Net income available to common shareholders	$ 0.37	$ 0.44

Diluted earnings per common share:
Income from continuing operations	$ 0.36	$ 0.40
Discontinued operations	--	0.04

Net income available to common shareholders	$ 0.36	$ 0.44

Dividends declared per common share	$ 0.63	$ 0.63

Basic weighted average shares outstanding	61,184	59,800

Diluted weighted average shares outstanding	69,273	68,276

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Balance Sheets

(in thousands, except per share amounts)

	March 31,
	2005	December 31,
Assets	(unaudited)	2004

Rental property
Land and leasehold interests	$ 628,346	$ 593,606
Buildings and improvements	3,504,083	3,296,789
Tenant improvements	258,081	262,626
Furniture, fixtures and equipment	7,383	7,938

	4,397,893	4,160,959
Less – accumulated depreciation and amortization	(628,918)	(641,626)

	3,768,975	3,519,333
Rental property held for sale, net	73,820	19,132

Net investment in rental property	3,842,795	3,538,465
Cash and cash equivalents	13,087	12,270
Investments in unconsolidated joint ventures	59,044	46,743
Unbilled rents receivable, net	85,828	82,586
Deferred charges and other assets, net	175,856	155,060
Restricted cash	9,545	10,477
Accounts receivable, net of allowance for doubtful accounts
of $1,215 and $1,235	7,057	4,564

Total assets	$ 4,193,212	$ 3,850,165

Liabilities and Stockholders’ Equity

Senior unsecured notes	$ 1,180,396	$ 1,031,102
Revolving credit facilities	310,000	107,000
Mortgages, loans payable and other obligations	558,540	564,198
Dividends and distributions payable	47,969	47,712
Accounts payable, accrued expenses and other liabilities	75,905	57,002
Rents received in advance and security deposits	50,728	47,938
Accrued interest payable	12,734	22,144

Total liabilities	2,236,272	1,877,096

Minority interests:
Operating Partnership	417,069	416,855
Consolidated joint ventures	--	11,103

Total minority interests	417,069	427,958

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000
and 10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized,
61,514,061 and 61,038,875 shares outstanding	615	610
Additional paid-in capital	1,665,958	1,650,834
Dividends in excess of net earnings	(143,688)	(127,365)
Unamortized stock compensation	(8,014)	(3,968)

Total stockholders’ equity	1,539,871	1,545,111

Total liabilities and stockholders’ equity	$ 4,193,212	$ 3,850,165

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statement of Changes in Stockholders’ Equity

For the three months ended March 31, 2005

(in thousands)

	Shares	Preferred Amount	Shares	Common Par Value	Additional Paid-In Capital	Dividends in Excess of Net Earnings	Unamortized Stock Compensation	Total Stockholders’ Equity

Balance at January 1, 2005	10	$ 25,000	61,039	$ 610	$ 1,650,834	$ (127,365)	$ (3,968)	$ 1,545,111
Net income	--	--	--	--	--	22,943	--	22,943
Preferred stock dividends	--	--	--	--	--	(500)	--	(500)
Common stock dividends	--	--	--	--	--	(38,766)	--	(38,766)
Redemption of common units
for common stock	--	--	22	--	576	--	--	576
Shares issued under Dividend Reinvestment
and Stock Purchase Plan	--	--	2	--	88	--	--	88
Stock options exercised	--	--	337	4	9,540	--	--	9,544
Stock options expense	--	--	--	--	37	--	--	37
Directors Deferred compensation plan	--	--	--	--	78	--	--	78
Issuance of restricted stock	--	--	114	1	4,946	--	(4,947)	--
Amortization of stock compensation	--	--	--	--	--	--	760	760
Adjustment to fair value of
restricted stock	--	--	--	--	(141)	--	141	--

Balance at March 31, 2005	10	$ 25,000	61,514	$ 615	$ 1,665,958	$ (143,688)	$ (8,014)	$ 1,539,871

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Statements of Funds from Operations

(in thousands, except per share/unit amounts) (unaudited)

Three Months Ended March 31,
	2005	2004

Net income available to common shareholders	$ 22,443	$ 26,323
Add: Minority interest in Operating Partnership	6,674	6,928
Minority interest in equity in earnings of unconsolidated joint ventures	(35)	20
Minority interest in gain on sale of investment in unconsolidated joint venture	4	83
Minority interest in discontinued operations	63	308
Real estate-related depreciation and amortization on continuing operations (a)	36,669	30,598
Real estate-related depreciation and amortization on discontinued operations	393	1,409
Deduct: Gain on sale of investment in unconsolidated joint venture	(35)	(720)
Add: Discontinued operations – Realized gains (losses) and unrealized losses on disposition of rental property, net	897	--

Funds from operations available to common shareholders (b)	$ 67,073	$ 64,949

Diluted weighted average shares/units outstanding (c)	75,478	74,481

Funds from operations per share/unit – diluted	$ 0.89	$ 0.87

Dividend declared per common share	$ 0.63	$ 0.63

Dividend payout ratios:
Funds from operations-diluted	70.89%	72.26%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$ 1,114	$ 917
Tenant improvements and leasing commissions	$ 10,263	$ 12,167
Straight-line rent adjustments (d)	$ 3,289	$ 3,191
Amortization of (above)/below market lease intangibles, net	$ 557	$ 12

(a) Includes the Company’s share from unconsolidated joint ventures of $1,023 and $1,038 for the three months ended March 31, 2005 and 2004, respectively.

(b)        Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.

(c)        Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (13,829 shares and 14,000 shares for the three months ended March 31, 2005 and 2004, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants). See reconciliation of basic to diluted shares/units on page 27.

(d) Includes the Company’s share from unconsolidated joint ventures of $47 and $143 for the three months ended March 31, 2005 and 2004, respectively.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Statements of Funds from Operations Per Diluted Share

(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended March 31,

	2005	2004

Net income available to common shareholders	$ 0.36	$ 0.44

Add: Real estate-related depreciation and amortization on continuing operations (a)	0.49	0.41

Real estate-related depreciation and amortization on discontinued operations	0.01	0.02

Deduct: Gain on sale of investment in unconsolidated joint venture	--	(0.01)

Add: Realized gains (losses) and unrealized losses on disposition of rental property, net	0.01	--

Minority Interest/Rounding Adjustment	0.02	0.01

Funds from operations available to common shareholders (b)	$ 0.89	$ 0.87

Diluted weighted average shares/units outstanding (c)	75,478	74,481

(a) Includes the Company’s share from unconsolidated joint ventures of $0.01 and $0.01 for the three months ended March 31, 2005 and 2004, respectively.

(b)    Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.

(c)    Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (13,829 shares and 14,000 shares for the three months ended March 31, 2005 and 2004, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants). See reconciliation of basic to diluted shares/units on page 27.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Reconciliation of Basic-to-Diluted Shares/Units

(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended March 31,
	2005	2004

Basic weighted average shares outstanding:	61,184	59,800

Add: Weighted average common units	7,623	7,794

Basic weighted average shares/units:	68,807	67,594

Add: Stock options	466	660
Restricted Stock Awards	--	--
Stock warrants	--	22

Diluted weighted average shares outstanding:	69,273	68,276
Add: Weighted average preferred units (after conversion to common units)	6,205	6,205

Diluted weighted average shares/units outstanding:	75,478	74,481

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

IV. VALUE CREATION PIPELINE

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions

(dollars in thousands)

For the three months ended March 31, 2005

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)

Office:
03/02/05	101 Hudson Street (b)	Jersey City, Hudson County, NJ	1	1,246,283	$ 330,233
03/29/05	23 Main Street (b)(c)	Holmdel, Monmouth County, NJ	1	350,000	23,880

Total Property Acquisitions:			2	1,596,283	$ 354,113

For the year ended December 31, 2004

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (d)

Office:
04/14/04	5 Wood Hollow Road (b)	Parsippany, Morris County, NJ	1	317,040	$ 34,187
05/12/04	210 South 16th Street (e)	Omaha, Douglas County, NE	1	318,224	8,507
06/01/04	30 Knightsbridge Road (f)	Piscataway, Middlesex County, NJ	4	680,350	49,205
06/01/04	412 Mt. Kemble Avenue (f)	Morris Township, Morris County, NJ	1	475,100	39,743
10/21/04	232 Strawbridge Road (b)	Moorestown, Burlington County, NJ	1	74,258	8,761
11/23/04	One River Centre (g)	Middletown, Monmouth County, NJ	3	457,472	69,015
12/20/04	4, 5 & 6 Century Drive (b)	Parsippany, Morris County, NJ	3	279,811	30,860
12/30/04	150 Monument Road (b)	Bala Cynwyd, Montgomery County, PA	1	125,783	18,904

Total Property Acquisitions:			15	2,728,038	$ 259,182

(a)	Amounts are as of March 31, 2005.
(b)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility.
(c)	In addition to its initial investment, the Company presently intends to make additional investments related to the property of approximately $12,122.
(d)	Amounts are as of December 31, 2004.
(e)

Property was acquired through the Company’s receipt of a deed in lieu of foreclosure in satisfaction of the Company’s mortgage note receivable, which was collateralized by the acquired property. The property was subsequently sold on February 4, 2005.

(f)	Properties were acquired from AT&T Corporation (“AT&T”), a tenant of the Company, for cash and assumed obligations, as follows:

1.

Acquired 30 Knightsbridge Road, a four-building office complex, aggregating 680,350 square feet and located in Piscataway, New Jersey. AT&T, which occupied the entire complex, has leased back from the Company two of the buildings in the complex, totaling 275,000 square feet, for 10 years and seven months, and leased back the remaining 405,350 square feet of the complex through October 2004;

2.

Acquired Kemble Plaza II, a 475,100 square-foot office building located in Morris Township, New Jersey, which the Company had previously sold to AT&T in June of 2000. AT&T, which occupied the entire building, leased back the entire property from the Company for one year from the date of acquisition;

3.

Signed a lease extension at the Company’s Kemble Plaza I property in Morris Township, New Jersey, extending AT&T’s lease for the entire 387,000 square-foot building for an additional five years to August 2014. Under the lease extension, the Company agreed, among other things, to fund up to $2.1 million of tenant improvements to be performed by AT&T at the property, which was subsequently sold on October 5, 2004;

4.	Paid cash consideration of approximately $12.9 million to AT&T; and
5.

Assumed AT&T’s lease obligations with third-party landlords at seven office buildings, aggregating 922,674 square feet, which carry a weighted average remaining term of 3.8 years. The Company has estimated that the obligations, net of estimated sub-lease income, total approximately $84.8 million, with a net present value of approximately $76.2 million utilizing a weighted average discount rate of 4.85 percent. The net present value of the assumed obligations as of March 31, 2005 is included in mortgages, loans payable and other obligations.

(g)

The Company acquired a 62.5 percent interest in the property through the Company’s conversion of its note receivable with a balance of $13.0 million into a controlling equity interest. The property is subject to a $45.5 million mortgage. The Company acquired the remaining 37.5 percent interest in March 2005 for $10.5 million (not included in Investment by Company amount presented).

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Acquisition Property Profile

Property Name:	101 Hudson Street

Product Type:	Office Building

Location:	Jersey City, Hudson County, New Jersey

Description:	Class A, 42-story office building

Size:	1,246,283 square feet

Year Constructed:	1992

Closing Date:	March 2, 2005

Acquisition Cost:	$330.2 million

Funding Source:	Borrowing on the Company’s revolving credit facility

Percentage Leased:	97.0%

Number of Tenants:	18

Significant Tenants:	Merrill Lynch (590,174 square feet)
National Union Fire Insurance (208,006 square feet)
Lehman Brothers Holding Inc. (207,300 square feet)

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Acquisition Property Profile

Property Name:	23 Main Street

Product Type:	Office Building

Location:	Holmdel, Monmouth County, New Jersey

Description:	Class A, two-story office building

Size:	350,000 square feet

Year Constructed:	1977

Closing Date:	March 29, 2005

Acquisition Cost:	$23.9 million

Funding Source:	Borrowing on the Company’s revolving credit facility

Percentage Leased:	100.0% (a)

Number of Tenants:	1

Tenant:	Vonage USA, Inc. (350,000 square feet)

(a) The Company signed a lease for the entire property concurrent with the acquisition.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space

Horizon Center	Hamilton	NJ	33.5	300,000	Office/Flex/Retail
Plaza VIII and IX Associates, L.L.C. (a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (b)	Jersey City	NJ	6.5	3,113,500	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	110.0	1,350,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Elmsford Distribution Center (c)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road (a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park (c)	Yonkers	NY	60.0	500,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Pyramid Pointe	Englewood	CO	1.6	24,000	Office
Hilltop Business Center	Littleton	CO	7.1	128,000	Office

Pacific Plaza Phase III (d)	Daly City	CA	2.5	270,000	Office

Total:			372.3	8,536,250

(a)	Land owned by unconsolidated joint venture in which Mack-Cali is an equity partner.
(b)	In addition, there are 21 acres of riparian property.
(c)	Mack-Cali holds an option to purchase this land.
(d)	Unconsolidated joint venture, in which Mack-Cali is an equity partner, holds an option to purchase this land.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Rental Property Sales

(dollars in thousands)

For the three months ended March 31, 2005

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)

Office:

02/04/05	210 South 16th Street	Omaha, Douglas County, NE	1	318,224	$ 8,464	$ 8,210	$ 254
02/11/05	1122 Alma Road	Richardson, Dallas County, TX	1	82,576	2,075	2,344	(269)
02/15/05	3 Skyline Drive	Hawthorne, Westchester County, NY	1	75,668	9,587	8,856	731

Total Office Property Sales:			3	476,468	$ 20,126	$ 19,410	$ 716

For the year ended December 31, 2004

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)

Office:
10/05/04	340 Mt. Kemble Avenue	Morris Township, Morris County, NJ	1	387,000	$ 75,017	$ 62,787	$ 12,230
11/23/04	Texas Portfolio (a)	Dallas and San Antonio, TX	2	554,330	35,124	36,224	(1,100)

Total Office Property Sales:			3	941,330	$ 110,141	$ 99,011	$ 11,130

(a)	On November 23, 2004, the Company sold 3030 LBJ Freeway, Dallas, Dallas County and 84 N.E. Loop 410, San Antonio, Bexar County in a single transaction with one buyer.

Rental Property Held For Sale

(dollars in thousands)

At March 31, 2005

Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Book Value At 3/31/05

Office:
600 Community Drive	North Hempstead, Nassau County, NY	1	237,274	$ 47,692
111 East Shore Road	North Hempstead, Nassau County, NY	1	55,575	9,281
201 Willowbrook Boulevard	Wayne, Passaic County, NJ	1	178,329	16,847

Totals:		3	471,178	$ 73,820

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

V. PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

V. PORTFOLIO/ LEASING STATISTICS

Leasing Statistics

(For the three months ended March 31, 2005)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 12/31/04	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/05 (c)	Pct. Leased 3/31/05	Pct. Leased 12/31/04 (d)

Northeast

Northern NJ	10,846,545	1,228,196	(596,768)	368,280	(228,488)	11,846,253	91.4%	92.5%

Central NJ	3,436,364	110,817	(286,015)	563,994	277,979	3,825,160	85.0%	82.8%

Westchester Co., NY	4,665,254	(75,668)	(200,565)	213,754	13,189	4,602,775	96.1%	95.9%

Sub. Philadelphia	3,371,809	-	(184,239)	127,478	(56,761)	3,315,048	89.6%	91.2%

Fairfield, CT	753,646	-	(1,767)	375	(1,392)	752,254	88.3%	88.5%

Washington, DC/MD	425,441	-	(10,378)	12,612	2,234	427,675	94.9%	94.4%

Dutchess/Nassau/Rockland Co., NY	584,567	-	(14,535)	13,200	(1,335)	583,232	98.6%	98.8%

Total Northeast	24,083,626	1,263,345	(1,294,267)	1,299,693	5,426	25,352,397	91.0%	91.5%

Southwest/West

Texas	-	-	-	-	-	-	-	-

Colorado	1,487,692	-	(21,174)	21,187	13	1,487,705	95.0%	95.0%

San Francisco	366,435	-	(22,375)	15,157	(7,218)	359,217	79.7%	81.3%

Total Southwest/West	1,854,127	-	(43,549)	36,344	(7,205)	1,846,922	91.6%	88.3%

Company Totals	25,937,753	1,263,345	(1,337,816)	1,336,037	(1,779)	27,199,319	91.1%	91.2%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2004	28,425,285

Total sq. ft. of properties added this period	1,596,283

Total sq. ft. of properties sold this period	(158,244)

Total sq. ft. as of March 31, 2005	29,863,324

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)

Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring March 31, 2005 aggregating 117,183 square feet for which no new leases were signed.
(d)

Excluded from percentage leased at December 31, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 12.7 percent leased at December 31, 2004 and sold on February 4, 2005.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Leasing Statistics

(For the three months ended March 31, 2005)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northeast

Northern NJ	Office	26	338,871	150,512	188,359	9.1	24.26	1.48

	Office/Flex	6	29,409	-	29,409	4.7	17.36	2.80

Central NJ	Office	28	512,257	449,816	62,441	10.0	20.66	3.39

	Office/Flex	7	51,737	28,313	23,424	7.4	16.99	4.33

Westchester Co., NY	Office	19	67,208	22,436	44,772	5.3	22.89	2.95

	Office/Flex	22	146,546	52,345	94,201	4.0	13.90	1.58

Sub. Philadelphia	Office	19	83,188	23,215	59,973	5.5	22.41	2.78

	Office/Flex	7	44,290	18,670	25,620	5.6	11.23	2.23

Fairfield, CT	Office	1	375	-	375	1.0	21.57	0.20

Washington, DC/MD	Office	3	12,612	6,032	6,580	3.9	21.97	3.13

Dutchess/Nassau/Rockland Co., NY	Office	5	13,200	4,070	9,130	5.5	26.24	3.49

Total Northeast		143	1,299,693	755,409	544,284	8.1	20.59	2.24

Other

Colorado	Office	9	21,187	8,505	12,682	3.7	16.29	2.58

San Francisco	Office	33	15,157	3,586	11,571	2.4	26.58	0.64

Total Other		42	36,344	12,091	24,253	3.2	20.58	1.96

Company Totals		185	1,336,037	767,500	568,537	7.9	20.59	2.23

Detail by Property Type

	Office	143	1,064,055	668,172	395,883	8.7	22.17	2.08

	Office/Flex	42	271,982	99,328	172,654	5.0	14.43	2.61

Company Totals		185	1,336,037	767,500	568,537	7.9	20.59	2.23

Tenant Retention:	Leases Retained	64.7%
	Sq. Ft. Retained	42.5%

(a) “Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b) For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c)

Represents estimated workletter costs of $7,768,854 and commissions of $2,763,319 committed, but not necessarily expended, during the period for second generation space aggregating 827,098 square feet.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Leasing Statistics

(For the three months ended March 31, 2005)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
State	Sq. Ft. Leased 12/31/04	Leased Sq. Ft. Acquired/ Sold	Expiring/ Adjustment Sq. Ft. (a)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/05	Pct. Leased 3/31/05	Pct. Leased 12/31/04

New York	87,825	-	-	-	-	87,825	37.9%	37.9%

Texas	166,529	(166,529)	-	-	-	-	-	55.9%

California	246,520	-	-	14,666	14,666	261,186	85.5%	80.7%

Totals	500,874	(166,529)	-	14,666	14,666	349,011	64.9%	59.9%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2004	835,618

Total sq. ft. of properties added/sold this period	(298,000)

Total sq. ft. as of March 31, 2005	537,618

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (b)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (c)

California	2	14,666	14,666	-	5.0	26.93	12.74

Totals	2	14,666	14,666	-	5.0	26.93	12.74

(a)

Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(b) “Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(c) Represents estimated workletter costs of $773,930 and commissions of $160,342 committed, but not necessarily expended, during the period for second generation space aggregating 14,666 square feet.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)

Newark, NJ (Essex-Morris-Union Counties)	103,291,173	18.4	5,674,820	19.0
Jersey City, NJ	95,228,915	17.1	4,317,978	14.5
New York, NY (Westchester-Rockland Counties)	90,749,694	16.3	4,968,420	16.6
Bergen-Passaic, NJ	90,703,713	16.3	4,530,091	15.2
Philadelphia, PA-NJ	54,483,216	9.8	3,617,994	12.1
Monmouth-Ocean, NJ	20,757,174	3.7	1,384,895	4.6
Trenton, NJ (Mercer County)	17,035,502	3.1	767,365	2.6
Denver, CO	15,658,801	2.8	1,084,945	3.6
Middlesex-Somerset-Hunterdon, NJ	14,686,460	2.6	791,051	2.6
Stamford-Norwalk, CT	13,137,974	2.4	706,510	2.4
Washington, DC-MD-VA-WV	13,074,500	2.3	450,549	1.5
San Francisco, CA	10,484,299	1.9	450,891	1.5
Nassau-Suffolk, NY	6,974,804	1.3	292,849	1.0
Bridgeport, CT	2,573,069	0.5	145,487	0.5
Dutchess County, NY	2,389,669	0.4	118,727	0.4
Colorado Springs, CO	2,326,169	0.4	209,987	0.7
Boulder-Longmont, CO	2,077,389	0.4	270,421	0.9
Atlantic-Cape May, NJ	1,893,626	0.3	80,344	0.3

Totals	557,526,147	100.0	29,863,324	100.0

(a)

Annualized base rental revenue is based on actual March 2005 billings times 12. For leases whose rent commences after April 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b) Includes leases expiring March 31, 2005 aggregating 117,183 square feet and representing annualized rent of $2,028,129 for which no new leases were signed.
(c) Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)

Securities, Commodity Contracts & Other Financial	97,897,247	17.6	3,858,750	14.4
Manufacturing	53,420,222	9.6	2,731,718	10.2
Insurance Carriers & Related Activities	39,795,318	7.1	1,868,674	7.0
Telecommunications	33,191,676	6.0	1,751,862	6.5
Computer System Design Svcs.	29,919,057	5.4	1,468,881	5.5
Legal Services	27,138,726	4.9	1,018,572	3.8
Credit Intermediation & Related Activities	23,028,792	4.1	984,092	3.7
Health Care & Social Assistance	22,720,218	4.1	1,135,296	4.2
Scientific Research/Development	21,813,627	3.9	1,102,729	4.1
Wholesale Trade	19,981,346	3.6	1,312,610	4.9
Accounting/Tax Prep.	16,498,913	3.0	699,827	2.6
Retail Trade	16,255,573	2.9	986,902	3.7
Other Professional	15,346,613	2.8	750,313	2.8
Publishing Industries	13,570,699	2.4	548,928	2.0
Architectural/Engineering	11,105,783	2.0	503,504	1.9
Other Services (except Public Administration)	10,611,430	1.9	663,607	2.5
Advertising/Related Services	10,296,054	1.8	440,313	1.6
Information Services	10,282,265	1.8	464,496	1.7
Arts, Entertainment & Recreation	10,154,813	1.8	626,054	2.3
Real Estate & Rental & Leasing	9,958,009	1.8	494,025	1.8
Broadcasting	6,739,581	1.2	455,722	1.7
Utilities	6,675,050	1.2	329,380	1.2
Construction	5,655,163	1.0	292,613	1.1
Transportation	5,471,961	1.0	299,241	1.1
Data Processing Services	5,271,446	0.9	235,059	0.9
Public Administration	5,080,061	0.9	227,695	0.8
Educational Services	4,968,266	0.9	267,960	1.0
Management of Companies & Finance	4,127,940	0.7	179,696	0.7
Specialized Design Services	3,697,355	0.7	239,348	0.9
Funds, Trusts & Other Financial Vehicles	3,055,161	0.5	121,828	0.5
Other	13,797,782	2.5	754,282	2.9

Totals	557,526,147	100.0	26,813,977	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.
(b)

Annualized base rental revenue is based on actual March 2005 billings times 12. For leases whose rent commences after April 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)	Includes leases expiring March 31, 2005 aggregating 117,183 square feet and representing annualized rent of $2,028,129 for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Consolidated Portfolio Analysis (a)

(as of March 31, 2005)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	91	34.1%	50	18.8%	--	--	--	--	--	--	141	52.9%

New York	23	8.6%	41	15.4%	6	2.2%	2	0.7%	2	0.7%	74	27.6%

Pennsylvania	18	6.8%	--	--	--	--	--	--	--	--	18	6.8%

Connecticut	4	1.5%	5	1.9%	--	--	--	--	--	--	9	3.4%

Wash., D.C./ Maryland	3	1.1%	--	--	--	--	--	--	--	--	3	1.1%

Sub-total Northeast:	139	52.1%	96	36.1%	6	2.2%	2	0.7%	2	0.7%	245	91.8%

California	2	0.7%	--	--	--	--	--	--	--	--	2	0.7%

Colorado	20	7.5%	--	--	--	--	--	--	--	--	20	7.5%

TOTALS By Type:	161	60.3%	96	36.1%	6	2.2%	2	0.7%	2	0.7%	267	100.0%

(a)	Excludes three properties, aggregating approximately 538,000 square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Consolidated Portfolio Analysis(a)

(as of March 31, 2005)

Breakdown by Square Footage

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total

New Jersey	16,861,269	56.5%	2,277,531	7.6%	--	--	--	--	19,138,800	64.1%

New York	2,626,484	8.8%	2,348,812	7.9%	387,400	1.3%	17,300	0.1%	5,379,996	18.1%

Pennsylvania	2,025,738	6.8%	--	--	--	--	--	--	2,025,738	6.8%

Connecticut	578,997	1.9%	273,000	0.9%	--	--	--	--	851,997	2.8%

Wash., D.C./ Maryland	450,549	1.5%	--	--	--	--	--	--	450,549	1.5%

Sub-total Northeast	22,543,037	75.5%	4,899,343	16.4%	387,400	1.3%	17,300	0.1%	27,847,080	93.3%

California	450,891	1.5%	--	--	--	--	--	--	450,891	1.5%

Colorado	1,565,353	5.2%	--	--	--	--	--	--	1,565,353	5.2%

TOTALS By Type:	24,559,281	82.2%	4,899,343	16.4%	387,400	1.3%	17,300	0.1%	29,863,324	100.0%

(a)	Excludes three properties, aggregating approximately 538,000 square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Consolidated Portfolio Analysis(a)

(Year ended March 31, 2005)

Breakdown by Base Rental Revenue (b) (c)

(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	300,026	57.6%	18,834	3.6%	--	--	--	--	--	--	318,860	61.2%

New York	58,986	11.3%	34,636	6.6%	4,215	0.8%	354	0.1%	257	0.1%	98,448	18.9%

Pennsylvania	39,895	7.7%	--	--	--	--	--	--	--	--	39,895	7.7%

Connecticut	12,208	2.3%	3,897	0.7%	--	--	--	--	--	--	16,105	3.0%

Wash., D.C./ Maryland	14,731	2.8%	--	--	--	--	--	--	--	--	14,731	2.8%

Sub-total Northeast:	425,846	81.7%	57,367	10.9%	4,215	0.8%	354	0.1%	257	0.1%	488,039	93.6%

California	13,482	2.6%	--	--	--	--	--	--	--	--	13,482	2.6%

Colorado	19,486	3.8%	--	--	--	--	--	--	--	--	19,486	3.8%

TOTALS By Type:	458,814	88.1%	57,367	10.9%	4,215	0.8%	354	0.1%	257	0.1%	521,007	100.0%

(a)	Excludes three properties, aggregating approximately 538,000 square feet, which are not consolidated by the Company.
(b)	Total base rent for the 12 months ended March 31, 2005, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

(c)	Includes $9,087 pertaining to properties identified as held for sale.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Consolidated Portfolio Analysis (a) (b)

(as of March 31, 2005)

Breakdown by Percentage Leased

PROPERTY TYPE:

STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State

New Jersey	89.6%	91.7%	--	--	89.8%

New York	96.6%	95.9%	97.8%	100.0%	96.4%

Pennsylvania	88.4%	--	--	--	88.4%

Connecticut	82.8%	100.0%	--	--	88.3%

Washington, D.C./ Maryland	94.9%	--	--	--	94.9%

Sub-total Northeast	90.2%	94.2%	97.8%	100.0%	91.0%

California	79.7%	--	--	--	79.7%

Colorado	95.0%	--	--	--	95.0%

WEIGHTED AVG. By Type:	90.3%	94.2%	97.8%	100.0%	91.1%

(a)	Excludes three properties, aggregating approximately 538,000 square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)

Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future, as well as leases expiring March 31, 2005 aggregating 117,183 square feet for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Property Listing Office Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive	1987	40,422	100.0	951	0.18	23.53
200 Decadon Drive	1991	39,922	100.0	923	0.18	23.12

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	3,414	0.66	23.87
Fort Lee
One Bridge Plaza	1981	200,000	91.1	4,720	0.91	25.91
2115 Linwood Avenue	1981	68,000	81.4	1,160	0.22	20.96
Little Ferry
200 Riser Road	1974	286,628	95.4	1,622	0.31	5.93
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	796	0.15	16.69
135 Chestnut Ridge Road	1981	66,150	99.7	1,556	0.30	23.59
Paramus
15 East Midland Avenue	1988	259,823	100.0	6,715	1.29	25.84
140 East Ridgewood Avenue	1981	239,680	100.0	4,706	0.90	19.63
461 From Road	1988	253,554	99.7	6,063	1.16	23.98
650 From Road	1978	348,510	99.1	8,210	1.58	23.77
61 South Paramus Avenue	1985	269,191	99.6	6,562	1.26	24.47
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,397	0.27	26.97
365 West Passaic Street	1976	212,578	90.5	4,057	0.78	21.09
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.43	15.72
10 Mountainview Road	1986	192,000	97.5	3,760	0.72	20.09
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.37	21.86
470 Chestnut Ridge Road	1987	52,500	100.0	1,192	0.23	22.70
530 Chestnut Ridge Road	1986	57,204	100.0	1,166	0.22	20.38
50 Tice Boulevard	1984	235,000	100.0	5,950	1.14	25.32
300 Tice Boulevard	1991	230,000	100.0	6,089	1.17	26.47

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	100.0	1,467	0.28	19.82
228 Strawbridge Drive	1984	74,000	100.0	1,043	0.20	14.09
232 Strawbridge Drive (e)	1986	74,258	69.9	449	0.09	19.50

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	95.6	6,830	1.31	28.87
Roseland
101 Eisenhower Parkway	1980	237,000	93.0	5,354	1.03	24.29
103 Eisenhower Parkway	1985	151,545	80.3	3,141	0.60	25.81
105 Eisenhower Parkway	2001	220,000	69.2	3,868	0.74	25.41

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	25.2	4,512	0.87	44.76
Harborside Financial Center Plaza 2	1990	761,200	100.0	18,488	3.54	24.29

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

Harborside Financial Center Plaza 3	1990	725,600	100.0	17,622	3.38	24.29
Harborside Financial Center Plaza 4-A	2000	207,670	97.5	7,063	1.36	34.88
Harborside Financial Center Plaza 5	2002	977,225	87.0	26,423	5.07	31.08
101 Hudson Street (e)	1992	1,246,283	97.0	2,269	0.44	22.84

MERCER COUNTY, NEW JERSEY
Hamilton Township
600 Horizon Drive	2002	95,000	100.0	1,373	0.26	14.45
Princeton
103 Carnegie Center	1984	96,000	84.4	1,996	0.38	24.63
100 Overlook Center	1988	149,600	100.0	3,978	0.76	26.59
5 Vaughn Drive	1987	98,500	100.0	2,534	0.49	25.73

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	373	0.07	9.33
Piscataway
30 Knightsbridge Road, Bldg. 3 (e)	1977	160,000	100.0	1,811	0.35	13.64
30 Knightsbridge Road, Bldg. 4 (e)	1977	115,000	100.0	1,302	0.25	13.63
30 Knightsbridge Road, Bldg. 5 (e)	1977	332,607	0.0	1,883	0.35	--
30 Knightsbridge Road, Bldg. 6 (e)	1977	72,743	0.0	412	0.08	--
Plainsboro
500 College Road East	1984	158,235	100.0	3,895	0.75	24.62
South Brunswick
3 Independence Way	1983	111,300	18.4	396	0.08	19.34
Woodbridge
581 Main Street	1991	200,000	100.0	5,012	0.96	25.06

MONMOUTH COUNTY, NEW JERSEY
Holmdel
23 Main Street (e)	1977	350,000	100.0	53	0.01	18.42
Middletown
One River Centre Bldg. 1 (e)	1983	122,594	78.6	690	0.13	20.26
One River Centre Bldg. 2 (e)	1983	120,360	100.0	979	0.19	23.01
One River Centre Bldg. 3 (e)	1984	214,518	92.8	1,510	0.29	21.46
Neptune
3600 Route 66	1989	180,000	100.0	2,625	0.50	14.58
Wall Township
1305 Campus Parkway	1988	23,350	92.4	377	0.07	17.47
1350 Campus Parkway	1990	79,747	99.9	1,566	0.30	19.66

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	95.9	4,046	0.78	25.09
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,594	0.31	21.25
201 Littleton Road	1979	88,369	88.6	1,788	0.34	22.84
Morris Township
412 Mt. Kemble Avenue (e)	1986	475,100	100.0	5,965	1.14	15.13
Parsippany
4 Campus Drive	1983	147,475	98.3	3,457	0.66	23.85
6 Campus Drive	1983	148,291	72.6	1,842	0.35	17.11
7 Campus Drive	1982	154,395	100.0	2,037	0.39	13.19

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

8 Campus Drive	1987	215,265	100.0	5,946	1.14	27.62
9 Campus Drive	1983	156,495	89.6	3,584	0.69	25.56
4 Century Drive (e)	1981	100,036	48.6	353	0.07	25.98
5 Century Drive (e)	1981	79,739	97.3	571	0.11	26.33
6 Century Drive (e)	1981	100,036	6.3	43	0.01	24.44
2 Dryden Way	1990	6,216	100.0	67	0.01	10.78
4 Gatehall Drive	1988	248,480	73.2	4,927	0.95	27.09
2 Hilton Court	1991	181,592	100.0	4,755	0.91	26.19
1633 Littleton Road	1978	57,722	100.0	1,131	0.22	19.59
600 Parsippany Road	1978	96,000	66.2	1,021	0.20	16.07
1 Sylvan Way	1989	150,557	100.0	3,498	0.67	23.23
5 Sylvan Way	1989	151,383	100.0	3,903	0.75	25.78
7 Sylvan Way	1987	145,983	100.0	2,928	0.56	20.06
5 Wood Hollow Road (e)	1979	317,040	100.0	4,430	0.85	14.49

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	100.0	1,494	0.29	19.92
Totowa
999 Riverview Drive	1988	56,066	75.5	827	0.16	19.54
Wayne
201 Willowbrook Boulevard (f)	1970	178,329	56.2	1,918	0.37	19.14

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	60.7	125	0.02	4.20
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.25	19.92
Bernards
106 Allen Road	2000	132,010	89.3	2,489	0.48	21.11
Bridgewater
721 Route 202/206	1989	192,741	90.8	4,455	0.86	25.46

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	96.1	4,350	0.83	24.80
Cranford
6 Commerce Drive	1973	56,000	100.0	1,234	0.24	22.04
11 Commerce Drive (c)	1981	90,000	100.0	1,284	0.25	14.27
12 Commerce Drive	1967	72,260	93.7	913	0.18	13.48
14 Commerce Drive	1971	67,189	96.6	1,372	0.26	21.14
20 Commerce Drive	1990	176,600	87.9	3,501	0.67	22.55
25 Commerce Drive	1971	67,749	100.0	1,408	0.27	20.78
65 Jackson Drive	1984	82,778	100.0	1,906	0.37	23.03
New Providence
890 Mountain Avenue	1977	80,000	89.6	1,831	0.35	25.54

Total New Jersey Office		16,861,269	89.6	300,026	57.57	22.71

DUTCHESS COUNTY, NEW YORK
Fishkill
300 Westage Business Center Drive	1987	118,727	93.0	2,174	0.42	19.69

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

NASSAU COUNTY, NEW YORK
North Hempstead
600 Community Drive (f)	1983	237,274	100.0	5,464	1.05	23.03
111 East Shore Road (f)	1980	55,575	100.0	1,705	0.33	30.68

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	100.0	4,104	0.79	22.80

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	99.5	1,122	0.22	18.79
101 Executive Boulevard	1971	50,000	56.0	702	0.13	25.07
555 Taxter Road	1986	170,554	93.9	2,980	0.57	18.61
565 Taxter Road	1988	170,554	90.1	3,633	0.70	23.64
570 Taxter Road	1972	75,000	97.5	1,781	0.34	24.36
Hawthorne
1 Skyline Drive	1980	20,400	99.0	392	0.08	19.41
2 Skyline Drive	1987	30,000	87.9	414	0.08	15.70
7 Skyline Drive	1987	109,000	100.0	2,256	0.43	20.70
17 Skyline Drive	1989	85,000	100.0	1,360	0.26	16.00
19 Skyline Drive	1982	248,400	100.0	4,471	0.86	18.00
Tarrytown
200 White Plains Road	1982	89,000	94.7	1,735	0.33	20.59
220 White Plains Road	1984	89,000	89.1	1,946	0.37	24.54
White Plains
1 Barker Avenue	1975	68,000	99.0	1,728	0.33	25.67
3 Barker Avenue	1983	65,300	100.0	1,706	0.33	26.13
50 Main Street	1985	309,000	99.9	9,215	1.76	29.85
11 Martine Avenue	1987	180,000	94.0	4,640	0.89	27.42
1 Water Street	1979	45,700	100.0	1,093	0.21	23.92
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,899	0.56	25.88
3 Executive Plaza	1987	58,000	100.0	1,466	0.28	25.28

Total New York Office		2,626,484	96.6	58,986	11.32	23.25

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	93.0	1,593	0.31	28.22
1055 Westlakes Drive	1990	118,487	90.1	2,299	0.44	21.53
1205 Westlakes Drive	1988	130,265	93.3	3,157	0.61	25.98
1235 Westlakes Drive	1986	134,902	83.0	2,341	0.45	20.91

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	0.49	26.85
200 Stevens Drive	1987	208,000	100.0	5,598	1.07	26.91
300 Stevens Drive	1992	68,000	67.5	925	0.18	20.15
Media
1400 Providence Road – Center I	1986	100,000	83.2	2,115	0.41	25.42
1400 Providence Road – Center II	1990	160,000	96.4	3,334	0.64	21.62

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road (e)	1981	125,783	62.5	555	0.11	28.01
Blue Bell
4 Sentry Parkway	1982	63,930	94.1	1,374	0.26	22.84
16 Sentry Parkway	1988	93,093	100.0	2,294	0.44	24.64
18 Sentry Parkway	1988	95,010	95.5	1,719	0.33	18.95
King of Prussia
2200 Renaissance Boulevard	1985	174,124	95.0	3,530	0.68	21.34
Lower Providence
1000 Madison Avenue	1990	100,700	32.2	670	0.13	20.66
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	94.0	3,063	0.59	19.43
Five Sentry Parkway East	1984	91,600	100.0	1,953	0.37	21.32
Five Sentry Parkway West	1984	38,400	100.0	824	0.16	21.46

Total Pennsylvania Office		2,025,738	88.4	39,895	7.67	23.19

FAIRFIELD COUNTY, CONNECTICUT
Greenwich
500 West Putnam Avenue	1973	121,250	99.1	3,372	0.65	28.06
Norwalk
40 Richards Avenue	1985	145,487	73.9	2,518	0.48	23.42
Shelton
1000 Bridgeport Avenue	1986	133,000	79.8	1,933	0.37	18.21
Stamford
1266 East Main Street	1984	179,260	81.1	4,385	0.84	30.16

Total Connecticut Office		578,997	82.8	12,208	2.34	25.48

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	96.7	5,832	1.12	35.57
1400 L Street, NW	1987	159,000	89.2	5,877	1.13	41.44

Total District of Columbia Office		328,549	93.0	11,709	2.25	38.33

PRINCE GEORGE’S COUNTY, MARYLAND
Lanham
4200 Parliament Place	1989	122,000	100.0	3,022	0.58	24.77

Total Maryland Office		122,000	100.0	3,022	0.58	24.77

ARAPAHOE COUNTY, COLORADO
Denver
400 South Colorado Boulevard	1983	125,415	86.9	1,707	0.33	15.66
Englewood
9359 East Nichols Avenue	1997	72,610	100.0	658	0.13	9.06
5350 South Roslyn Street	1982	63,754	98.3	982	0.19	15.67

BOULDER COUNTY, COLORADO
Broomfield
105 South Technology Court	1997	37,574	67.0	189	0.04	7.51

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

303 South Technology Court-A	1997	34,454	100.0	270	0.05	7.84
303 South Technology Court-B	1997	40,416	100.0	316	0.06	7.82
Louisville
248 Centennial Parkway	1996	39,266	100.0	300	0.06	7.64
1172 Century Drive	1996	49,566	68.3	379	0.07	11.20
285 Century Place	1997	69,145	100.0	761	0.15	11.01

DENVER COUNTY, COLORADO
Denver
3600 South Yosemite	1974	133,743	100.0	1,480	0.28	11.07
8181 East Tufts Avenue	2001	185,254	98.6	4,150	0.80	22.72

DOUGLAS COUNTY, COLORADO
Centennial
5975 South Quebec Street (c)	1996	102,877	93.6	1,301	0.25	13.51
Englewood
67 Inverness Drive East	1996	54,280	100.0	319	0.06	5.88
384 Inverness Parkway	1985	51,523	92.0	666	0.13	14.05
400 Inverness Parkway	1997	111,608	97.9	1,611	0.31	14.74
9777 Pyramid Court	1995	120,281	93.1	1,226	0.24	10.95

EL PASO COUNTY, COLORADO
Colorado Springs
8415 Explorer	1998	47,368	100.0	530	0.10	11.19
1975 Research Parkway	1997	115,250	94.3	1,037	0.20	9.54
2375 Telstar Drive	1998	47,369	100.0	531	0.10	11.21

JEFFERSON COUNTY, COLORADO
Lakewood
141 Union Boulevard	1985	63,600	97.7	1,073	0.21	17.27

Total Colorado Office		1,565,353	95.0	19,486	3.76	13.10

SAN FRANCISCO COUNTY, CALIFORNIA
San Francisco
795 Folsom Street	1977	183,445	85.3	5,633	1.08	36.00
760 Market Street	1908	267,446	75.8	7,849	1.51	38.72

Total California Office		450,891	79.7	13,482	2.59	37.53

TOTAL OFFICE PROPERTIES		24,559,281	90.3	458,814	88.08	$22.69

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	82.5	451	0.09	8.48
5 Terri Lane	1992	74,555	100.0	587	0.11	7.87
Moorestown
2 Commerce Drive	1986	49,000	55.1	404	0.08	14.96
101 Commerce Drive	1988	64,700	100.0	264	0.05	4.08
102 Commerce Drive	1987	38,400	100.0	165	0.03	4.30
201 Commerce Drive	1986	38,400	50.0	228	0.04	11.88
202 Commerce Drive	1988	51,200	100.0	238	0.05	4.65
1 Executive Drive	1989	20,570	81.1	100	0.02	5.99
2 Executive Drive	1988	60,800	67.9	359	0.07	8.70
101 Executive Drive	1990	29,355	75.2	260	0.05	11.78
102 Executive Drive	1990	64,000	100.0	401	0.08	6.27
225 Executive Drive	1990	50,600	100.0	365	0.07	7.21
97 Foster Road	1982	43,200	100.0	199	0.04	4.61
1507 Lancer Drive	1995	32,700	100.0	155	0.03	4.74
1510 Lancer Drive	1998	88,000	100.0	327	0.06	3.72
1245 North Church Street	1998	52,810	100.0	396	0.08	7.50
1247 North Church Street	1998	52,790	60.8	376	0.07	11.71
1256 North Church Street	1984	63,495	100.0	382	0.07	6.02
840 North Lenola Road	1995	38,300	100.0	246	0.05	6.42
844 North Lenola Road	1995	28,670	74.9	130	0.02	6.05
915 North Lenola Road	1998	52,488	100.0	284	0.05	5.41
2 Twosome Drive	2000	48,600	100.0	391	0.08	8.05
30 Twosome Drive	1997	39,675	100.0	223	0.04	5.62
31 Twosome Drive	1998	84,200	100.0	469	0.09	5.57
40 Twosome Drive	1996	40,265	86.1	285	0.05	8.22
41 Twosome Drive	1998	43,050	77.7	235	0.05	7.03
50 Twosome Drive	1997	34,075	100.0	277	0.05	8.13

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	0.03	6.85

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Drive	1989	13,275	100.0	155	0.03	11.68
200 Horizon Drive	1991	45,770	100.0	592	0.11	12.93
300 Horizon Drive	1989	69,780	100.0	1,135	0.22	16.27
500 Horizon Drive	1990	41,205	100.0	608	0.12	14.76

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	453	0.09	12.94
1340 Campus Parkway	1992	72,502	94.9	796	0.15	11.57
1345 Campus Parkway	1995	76,300	95.1	709	0.14	9.77
1433 Highway 34	1985	69,020	75.7	629	0.12	12.04
1320 Wyckoff Avenue	1986	20,336	100.0	178	0.03	8.75
1324 Wyckoff Avenue	1987	21,168	100.0	212	0.04	10.02

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	534	0.10	13.71
2 Center Court	1998	30,600	85.3	305	0.06	11.69
11 Commerce Way	1989	47,025	100.0	544	0.10	11.57
20 Commerce Way	1992	42,540	100.0	522	0.10	12.27
29 Commerce Way	1990	48,930	79.6	591	0.11	15.17
40 Commerce Way	1987	50,576	100.0	686	0.13	13.56
45 Commerce Way	1992	51,207	64.5	226	0.04	6.84
60 Commerce Way	1988	50,333	100.0	573	0.11	11.38
80 Commerce Way	1996	22,500	88.7	304	0.06	15.23
100 Commerce Way	1996	24,600	100.0	332	0.06	13.50
120 Commerce Way	1994	9,024	100.0	102	0.02	11.30
140 Commerce Way	1994	26,881	88.8	303	0.06	12.69

Total New Jersey Office/Flex		2,277,531	91.7	18,834	3.60	9.02

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	438	0.08	13.77
75 Clearbrook Road	1990	32,720	100.0	816	0.16	24.94
125 Clearbrook Road	2002	33,000	100.0	712	0.14	21.58
150 Clearbrook Road	1975	74,900	84.9	846	0.16	13.30
175 Clearbrook Road	1973	98,900	98.6	1,549	0.30	15.88
200 Clearbrook Road	1974	94,000	99.8	1,237	0.24	13.19
250 Clearbrook Road	1973	155,000	97.3	1,348	0.26	8.94
50 Executive Boulevard	1969	45,200	85.6	378	0.07	9.77
77 Executive Boulevard	1977	13,000	100.0	220	0.04	16.92
85 Executive Boulevard	1968	31,000	86.2	379	0.07	14.18
300 Executive Boulevard	1970	60,000	100.0	581	0.11	9.68
350 Executive Boulevard	1970	15,400	98.8	296	0.06	19.45
399 Executive Boulevard	1962	80,000	100.0	1,024	0.20	12.80
400 Executive Boulevard	1970	42,200	100.0	736	0.14	17.44
500 Executive Boulevard	1970	41,600	100.0	686	0.13	16.49
525 Executive Boulevard	1972	61,700	83.6	810	0.16	15.70
1 Westchester Plaza	1967	25,000	100.0	324	0.06	12.96
2 Westchester Plaza	1968	25,000	100.0	449	0.09	17.96
3 Westchester Plaza	1969	93,500	100.0	1,423	0.27	15.22
4 Westchester Plaza	1969	44,700	99.8	589	0.11	13.20
5 Westchester Plaza	1969	20,000	100.0	303	0.06	15.15
6 Westchester Plaza	1968	20,000	100.0	332	0.06	16.60
7 Westchester Plaza	1972	46,200	100.0	741	0.14	16.04
8 Westchester Plaza	1971	67,200	100.0	966	0.19	14.38
Hawthorne
200 Saw Mill River Road	1965	51,100	100.0	654	0.13	12.80
4 Skyline Drive	1987	80,600	100.0	1,514	0.29	18.78
5 Skyline Drive	1980	124,022	91.7	1,537	0.29	13.51
6 Skyline Drive	1980	44,155	100.0	718	0.14	16.26
8 Skyline Drive	1985	50,000	98.7	758	0.15	15.36
10 Skyline Drive	1985	20,000	84.4	200	0.04	11.85

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

11 Skyline Drive	1989	45,000	100.0	807	0.15	17.93
12 Skyline Drive	1999	46,850	70.1	685	0.13	20.86
15 Skyline Drive	1989	55,000	100.0	1,188	0.23	21.60
Yonkers
100 Corporate Boulevard	1987	78,000	98.2	1,456	0.28	19.01
200 Corporate Boulevard South	1990	84,000	92.5	1,324	0.25	17.04
4 Executive Plaza	1986	80,000	89.8	1,196	0.23	16.65
6 Executive Plaza	1987	80,000	83.7	1,220	0.23	18.22
1 Odell Plaza	1980	106,000	99.9	1,460	0.28	13.79
3 Odell Plaza	1984	71,065	100.0	1,457	0.28	20.50
5 Odell Plaza	1983	38,400	99.6	647	0.12	16.92
7 Odell Plaza	1984	42,600	99.6	632	0.12	14.90

Total New York Office/Flex		2,348,812	95.9	34,636	6.64	15.37

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,152	0.22	13.09
500 West Avenue	1988	25,000	100.0	456	0.09	18.24
550 West Avenue	1990	54,000	100.0	884	0.17	16.37
600 West Avenue	1999	66,000	100.0	850	0.16	12.88
650 West Avenue	1998	40,000	100.0	555	0.11	13.88

Total Connecticut Office/Flex		273,000	100.0	3,897	0.75	14.27

TOTAL OFFICE/FLEX PROPERTIES		4,899,343	94.2	57,367	10.99	12.43

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	80	0.02	12.12
2 Warehouse Lane	1957	10,900	100.0	121	0.02	11.10
3 Warehouse Lane	1957	77,200	100.0	325	0.06	4.21
4 Warehouse Lane	1957	195,500	96.7	2,192	0.42	11.59
5 Warehouse Lane	1957	75,100	97.1	984	0.19	13.49
6 Warehouse Lane	1982	22,100	100.0	513	0.10	23.21

Total Industrial/Warehouse Properties		387,400	97.8	4,215	0.81	11.13

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	195	0.04	20.97
Yonkers
2 Executive Boulevard	1986	8,000	100.0	159	0.03	19.88

Total Retail Properties		17,300	100.0	354	0.07	20.46

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	114	0.02	--
Yonkers
1 Enterprise Boulevard	--	--	--	143	0.03	--

Total Land Leases		--	--	257	0.05	--

TOTAL PROPERTIES		29,863,324	91.1	521,007 (g)	100.00	20.80

(a)

Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring March 31, 2005 aggregating 117,183 square feet (representing 0.4 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)

Total base rent for the 12 months ended March 31, 2005, determined in accordance with generally accepted accounting principles (“GAAP”). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)

Base rent for the 12 months ended March 31, 2005, divided by net rentable square feet leased at March 31, 2005. For those properties acquired during the 12 months ended March 31, 2005, amounts are annualized, as per Note e.

(e)

As this property was acquired by the Company during the 12 months ended March 31, 2005, the amounts represented in 2005 base rent reflect only that portion of the year during which the Company owned the property. Accordingly, these amounts may not be indicative of the property’s full year results. For comparison purposes, the amounts represented in 2005 average base rent per sq. ft. for this property have been calculated by taking 2005 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at March 31, 2005. These annualized per square foot amounts may not be indicative of the property’s results had the Company owned such property for the entirety of the 12 months ended March 31, 2005.

(f)	This property was identified as held for sale by the Company as of March 31, 2005 and is classified as discontinued operations in the 2005 financial statements.
(g)	Includes $9,087 pertaining to properties identified as held for sale, which are classified as discontinued operations in the 2005 financial statements.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of March 31, 2005, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration

AT&T Corp.	4	11,817,212	2.2	787,067	2.9	2014	(b)
Merrill Lynch	1	10,040,787	1.9	590,174	2.2	2012	(c)
AT&T Wireless Services	2	9,609,610	1.7	383,805	1.4	2007
Morgan Stanley D.W., Inc.	5	8,909,110	1.6	376,772	1.4	2013	(d)
Credit Suisse First Boston	1	8,863,783	1.6	271,953	1.0	2012	(e)
Prentice-Hall, Inc.	1	7,694,097	1.4	474,801	1.8	2014
Keystone Mercy Health Plan	2	7,684,827	1.4	303,149	1.1	2015
Forest Laboratories Inc.	2	6,961,107	1.2	202,857	0.8	2017	(f)
IBM Corporation	3	6,253,218	1.1	351,358	1.3	2010	(g)
Toys ‘R’ Us – NJ, Inc.	1	6,072,651	1.1	242,518	0.9	2012
Allstate Insurance Company	10	6,047,046	1.1	264,550	1.0	2010	(h)
Nabisco Inc.	3	5,832,607	1.0	332,246	1.2	2006	(i)
American Institute of Certified Public Accountants	1	5,817,181	1.0	249,768	0.9	2012
TD Waterhouse Investor Services, Inc.	1	5,508,238	1.0	184,222	0.7	2015
Garban LLC	1	5,239,829	0.9	148,025	0.6	2017
CMP Media Inc.	1	5,232,527	0.9	237,274	0.9	2014
Lucent Technologies, Inc.	2	4,835,006	0.9	335,342	1.3	2006	(j)
KPMG, LLP	3	4,714,583	0.8	181,025	0.7	2012	(k)
Winston & Strawn	1	4,654,011	0.8	111,094	0.4	2005
National Union Fire Insurance	1	4,472,129	0.8	208,006	0.8	2012
National Financial Services	1	4,346,765	0.8	112,964	0.4	2012
Citigroup Global Markets, Inc.	6	4,320,928	0.8	168,430	0.6	2016	(l)
Bank of Tokyo-Mitsubishi Ltd.	1	4,228,795	0.8	137,076	0.5	2009
Move.Com Operations Inc.	1	4,176,348	0.7	94,917	0.4	2006
Regus Business Centre Corp.	3	3,886,344	0.7	107,608	0.4	2011
Vonage USA, Inc.	1	3,830,750	0.7	350,000	1.3	2017
Cendant Operations Inc.	1	3,773,775	0.7	150,951	0.6	2008
SSB Realty, LLC	1	3,321,051	0.6	114,519	0.4	2009
URS Greiner Woodward-Clyde	1	3,252,691	0.6	120,550	0.4	2011
Dow Jones & Company Inc.	3	3,154,664	0.6	96,873	0.4	2012	(m)
Montefiore Medical Center	4	3,103,600	0.6	144,457	0.5	2019	(n)
Lehman Brothers Holdings, Inc.	1	3,057,675	0.5	207,300	0.8	2010
SunAmerica Asset Management	1	2,680,409	0.5	69,621	0.3	2018
United States Life Insurance Co.	1	2,520,000	0.5	180,000	0.7	2013
Sankyo Pharma Inc.	1	2,480,122	0.4	78,280	0.3	2012
Barr Laboratories Inc.	2	2,450,087	0.4	109,510	0.4	2015	(o)
BT Harborside	1	2,340,000	0.4	90,000	0.3	2006
Lonza Inc.	1	2,236,200	0.4	89,448	0.3	2007
Deloitte & Touche USA LLP	1	2,204,250	0.4	88,170	0.3	2007
Merck & Company Inc.	2	2,159,465	0.4	97,396	0.4	2006
Computer Sciences Corporation	3	2,149,888	0.4	109,825	0.4	2007	(p)
Mellon HR Solutions LLC	1	2,098,380	0.4	69,946	0.3	2006
Xerox Corporation	5	2,087,489	0.4	88,789	0.3	2010	(q)
High Point Safety & Insurance	1	2,073,570	0.4	88,237	0.3	2015
Nextel of New York Inc.	2	2,023,440	0.4	97,436	0.4	2014	(r)
GAB Robins North America, Inc.	1	1,932,512	0.3	75,049	0.3	2008
Prudential Insurance Company	1	1,914,716	0.3	75,174	0.3	2012
Movado Group Inc.	1	1,902,415	0.3	80,417	0.3	2013
URS Corporation	3	1,870,621	0.3	92,518	0.3	2011	(s)
Bearingpoint Inc.	1	1,831,966	0.3	77,956	0.3	2011

Totals		219,668,475	39.4	9,699,423	36.2

See footnotes on subsequent page.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Significant Tenants

(Continued)

(a)

Annualized base rental revenue is based on actual March 2005 billings times 12. For leases whose rent commences after April 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	475,100 square feet expire in 2005; 4,786 square feet expire in 2007; 32,181 square feet expire in 2009; 275,000 square feet expire in 2014.
(c)	411,663 square feet expire in 2007; 178,511 square feet expire in 2012.
(d)	18,539 square feet expire in 2005; 19,500 square feet expire in 2008; 7,000 square feet expire in 2009; 25,563 square feet expire in 2010; 306,170 square feet expire in 2013.
(e)	190,000 square feet expire in 2011; 81,953 square feet expire in 2012.
(f)	22,785 square feet expire in 2010; 180,072 square feet expire in 2017.
(g)	85,000 square feet expire in 2005; 248,399 square feet expire in 2007; 17,959 square feet expire in 2010.
(h)	22,444 square feet expire in 2006; 93,541 square feet expire in 2007; 59,562 square feet expire in 2008; 22,185 square feet expire in 2009; 66,818 square feet expire in 2010.
(i)	300,378 square feet expire in 2005; 31,868 square feet expire in 2006.
(j)	317,040 square feet expire in 2005; 18,302 square feet expire in 2006.
(k)	57,204 square feet expire in 2007; 46,440 square feet expire in 2009; 77,381 square feet expire in 2012.
(l)	35,955 square feet expire in 2005; 19,668 square feet expire in 2007; 59,711 square feet expire in 2009; 26,834 square feet expire in 2014; 26,262 square feet expire in 2016.
(m)	4,561 square feet expire in 2006; 92,312 square feet expire in 2012.
(n)	19,000 square feet expire in 2007; 48,542 square feet expire in 2009; 5,850 square feet expire in 2014; 71,065 square feet expire in 2019.
(o)	20,000 square feet expire in 2007; 89,510 square feet expire in 2015.
(p)	82,850 square feet expire in 2006; 26,975 square feet expire in 2007.
(q)	5,000 square feet expire in 2005; 2,875 square feet expire in 2007; 1,500 square feet expire in 2008; 79,414 square feet expire in 2010.
(r)	62,436 square feet expire in 2010; 35,000 square feet expire in 2014.
(s)	1,456 square feet expire in 2005; 20,187 square feet expire in 2008; 70,875 square feet expire in 2011.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning April 1, 2005, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2005 through 2007 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2005 (c)
NORTHEAST
Northern NJ	63	1,024,846	3.8	19,016,828	18.56	3.5
Central NJ	23	138,377	0.5	2,859,811	20.67	0.5
Westchester Co., NY	51	202,038	0.7	3,932,483	19.46	0.7
Sub. Philadelphia	33	321,008	1.2	4,529,412	14.11	0.8
Fairfield, CT	10	70,567	0.3	1,730,517	24.52	0.3
Washington, DC/MD	8	185,717	0.7	6,903,569	37.17	1.2
Dutchess/Nassau/Rockland Co., NY	8	27,324	0.1	604,314	22.12	0.1
OTHER
Colorado	10	155,442	0.6	1,645,236	10.58	0.3
San Francisco	65	19,436	0.1	543,398	27.96	0.1

TOTAL – 2005	271	2,144,755	8.0	41,765,568	19.47	7.5

2006
NORTHEAST
Northern NJ	100	925,346	3.5	19,453,676	21.02	3.5
Central NJ	48	377,999	1.4	8,475,377	22.42	1.5
Westchester Co., NY	117	499,589	1.8	10,347,933	20.71	1.8
Sub. Philadelphia	59	551,994	2.1	9,935,286	18.00	1.8
Fairfield, CT	19	61,358	0.2	1,557,741	25.39	0.3
Washington, DC/MD	2	6,288	(d)	183,598	29.20	(d)
Dutchess/Nassau/Rockland Co., NY	7	18,975	0.1	520,154	27.41	0.1
OTHER
Colorado	20	127,412	0.5	1,709,959	13.42	0.3
San Francisco	51	139,157	0.5	5,518,050	39.65	1.0

TOTAL – 2006	423	2,708,118	10.1	57,701,774	21.31	10.3

2007
NORTHEAST
Northern NJ	82	1,602,978	6.0	36,665,080	22.87	6.5
Central NJ	37	221,122	0.8	5,407,100	24.45	1.0
Westchester Co., NY	102	557,758	2.0	9,936,214	17.81	1.8
Sub. Philadelphia	43	317,847	1.2	5,683,104	17.88	1.0
Fairfield, CT	22	136,292	0.5	3,234,303	23.73	0.6
Washington, DC/MD	4	22,380	0.1	543,402	24.28	0.1
Dutchess/Nassau/Rockland Co., NY	10	39,932	0.2	1,004,831	25.16	0.2
OTHER
Colorado	25	162,864	0.6	1,993,580	12.24	0.3
San Francisco	30	16,430	0.1	495,249	30.14	0.1

TOTAL – 2007	355	3,077,603	11.5	64,962,863	21.11	11.6

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2008	371	3,191,993	11.9	58,614,750	18.36	10.5

2009	327	2,343,986	8.7	51,056,164	21.78	9.2

2010	285	2,583,665	9.6	48,995,844	18.96	8.8

2011	156	2,390,523	8.9	56,252,976	23.53	10.1

2012	105	1,966,506	7.3	44,928,506	22.85	8.1

2013	80	1,631,858	6.1	35,776,545	21.92	6.4

2014	36	927,377	3.5	19,395,448	20.91	3.5

2015	58	2,319,828	8.7	46,319,586	19.97	8.3

2016 and thereafter	37	1,527,765	5.7	31,756,123	20.79	5.7

Totals/Weighted
Average	2,504	26,813,977(e)	100.0	557,526,147	20.79	100.0

(a)

Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)

Annualized base rental revenue is based on actual March 2005 billings times 12. For leases whose rent commences after April 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2005 aggregating 117,183 square feet and representing annualized rent of $2,028,129 for which no new leases were signed.
(d)	Represents less than 0.05 percent.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	26,813,977

Square footage used for corporate offices, management offices,

building use, retail tenants, food services, other ancillary

service tenants and occupancy adjustments	401,712
Square footage unleased	2,647,635
Total net rentable square footage (does not include land leases)	29,863,324

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning April 1, 2005, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2005 through 2007 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2005 (c)
NORTHEAST
Northern NJ	58	993,246	4.6	18,625,345	18.75	3.8
Central NJ	19	96,494	0.4	2,346,609	24.32	0.5
Westchester Co., NY	29	75,843	0.3	2,063,346	27.21	0.4
Sub. Philadelphia	17	158,648	0.7	3,316,474	20.90	0.7
Fairfield, CT	10	70,567	0.3	1,730,517	24.52	0.3
Washington, DC/MD	8	185,717	0.9	6,903,569	37.17	1.4
Dutchess/Nassau/Rockland Co., NY	8	27,324	0.1	604,314	22.12	0.1
OTHER
Colorado	10	155,442	0.7	1,645,236	10.58	0.3
San Francisco	65	19,436	0.1	543,398	27.96	0.1

TOTAL – 2005	224	1,782,717	8.1	37,778,808	21.19	7.6

2006
NORTHEAST
Northern NJ	94	866,176	4.1	18,647,588	21.53	3.9
Central NJ	42	331,267	1.5	7,862,763	23.74	1.6
Westchester Co., NY	71	263,195	1.2	6,063,273	23.04	1.2
Sub. Philadelphia	45	356,021	1.6	8,477,134	23.81	1.7
Fairfield, CT	17	49,658	0.2	1,323,741	26.66	0.3
Washington, DC/MD	2	6,288	(d)	183,598	29.20	(d)
Dutchess/Nassau/Rockland Co., NY	7	18,975	0.1	520,154	27.41	0.1
OTHER
Colorado	20	127,412	0.6	1,709,959	13.42	0.3
San Francisco	51	139,157	0.6	5,518,050	39.65	1.1

TOTAL – 2006	349	2,158,149	9.9	50,306,260	23.31	10.2

2007
NORTHEAST
Northern NJ	75	1,538,213	7.1	35,765,401	23.25	7.2
Central NJ	34	208,452	0.9	5,249,539	25.18	1.1
Westchester Co., NY	58	147,723	0.7	4,175,751	28.27	0.8
Sub. Philadelphia	28	206,068	0.9	4,870,086	23.63	1.0
Fairfield, CT	21	118,529	0.5	2,910,128	24.55	0.6
Washington, DC/MD	4	22,380	0.1	543,402	24.28	0.1
Dutchess/Nassau/Rockland Co., NY	10	39,932	0.2	1,004,831	25.16	0.2
OTHER
Colorado	25	162,864	0.8	1,993,580	12.24	0.4
San Francisco	30	16,430	0.1	495,249	30.14	0.1

TOTAL – 2007	285	2,460,591	11.3	57,007,967	23.17	11.5

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Schedule of Lease Expirations

Office Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2008	285	2,292,753	10.5	49,523,092	21.60	10.0

2009	269	1,808,499	8.3	44,031,271	24.35	8.9

2010	220	1,802,634	8.2	38,743,976	21.49	7.8

2011	131	2,104,691	9.7	52,352,631	24.87	10.5

2012	82	1,724,099	7.9	41,431,580	24.03	8.4

2013	63	1,443,467	6.6	33,310,727	23.08	6.7

2014	30	850,872	3.9	18,167,575	21.35	3.7

2015	46	2,150,277	9.9	44,313,507	20.61	9.0

2016 and thereafter	29	1,231,483	5.7	28,222,839	22.92	5.7

Totals/Weighted
Average	2,013	21,810,232	100.0	495,190,233	22.70	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)

Annualized base rental revenue is based on actual March 2005 billings times 12. For leases whose rent commences after April 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2005 aggregating 77,883 square feet and representing annualized rent of $1,811,754 for which no new leases were signed.
(d)	Represents less than 0.05 percent.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning April 1, 2005, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2005 through 2007 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2005 (c)
Northern NJ	5	31,600	0.8	391,483	12.39	0.7
Central NJ	4	41,883	0.9	513,202	12.25	0.9
Westchester Co., NY	22	126,195	2.7	1,869,137	14.81	3.2
Sub. Philadelphia	16	162,360	3.5	1,212,938	7.47	2.1
Fairfield, CT	-	-	-	-	-	-

TOTAL – 2005	47	362,038	7.9	3,986,760	11.01	6.9

2006
Northern NJ	6	59,170	1.2	806,088	13.62	1.3
Central NJ	6	46,732	1.0	612,614	13.11	1.1
Westchester Co., NY	46	236,394	5.1	4,284,660	18.13	7.4
Sub. Philadelphia	14	195,973	4.3	1,458,152	7.44	2.5
Fairfield, CT	2	11,700	0.3	234,000	20.00	0.4

TOTAL – 2006	74	549,969	11.9	7,395,514	13.45	12.7

2007
Northern NJ	7	64,765	1.4	899,679	13.89	1.5
Central NJ	3	12,670	0.3	157,561	12.44	0.3
Westchester Co., NY	41	397,385	8.6	5,541,508	13.94	9.5
Sub. Philadelphia	15	111,779	2.4	813,018	7.27	1.4
Fairfield, CT	1	17,763	0.4	324,175	18.25	0.6

TOTAL – 2007	67	604,362	13.1	7,735,941	12.80	13.3

2008	83	807,871	17.5	8,620,281	10.67	14.9

2009	52	477,204	10.4	6,041,832	12.66	10.4

2010	64	753,031	16.3	9,957,868	13.22	17.2

2011	24	278,232	6.0	3,809,145	13.69	6.6

2012	23	242,407	5.3	3,496,926	14.43	6.0

2013	10	133,155	2.9	1,789,726	13.44	3.1

2014	6	76,505	1.7	1,227,873	16.05	2.1

2015	12	169,551	3.7	2,006,079	11.83	3.5

2016 and thereafter	5	153,200	3.3	1,909,923	12.47	3.3

Totals/Weighted
Average	467	4,607,525	100.0	57,977,868	12.58	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)

Annualized base rental revenue is based on actual March 2005 billings times 12. For leases whose rent commences after April 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2005 aggregating 39,300 square feet and representing annualized rent of $216,375 for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning April 1, 2005, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2007	3	12,650	3.3	218,955	17.31	5.5

2008	3	91,369	24.1	471,377	5.16	11.9

2009	5	48,983	12.9	788,061	16.09	19.9

2010	1	28,000	7.4	294,000	10.50	7.4

2011	1	7,600	2.0	91,200	12.00	2.3

2013	7	55,236	14.6	676,092	12.24	17.1

2016 and thereafter	2	135,082	35.7	1,418,361	10.50	35.9

Totals/Weighted
Average	22	378,920	100.0	3,958,046	10.45	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)

Annualized base rental revenue is based on actual March 2005 billings times 12. For leases whose rent commences after April 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning April 1, 2005, assuming that none of the tenants exercise renewal or termination options. All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009	1	9,300	53.8	195,000	20.97	48.8

2016 and thereafter	1	8,000	46.2	205,000	25.62	51.2

Totals/Weighted
Average	2	17,300	100.0	400,000	23.12	100.0

(a)	Includes stand-alone retail property tenants only.
(b)

Annualized base rental revenue is based on actual March 2005 billings times 12. For leases whose rent commences after April 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2005